UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2026

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real Palo Alto, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 785-7171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 3, 2026, CXApp Inc.’s (“CXAI” or the “Company”) wholly owned subsidiary, CXAI Australia Pty Ltd (a company incorporated in Australia) (“CXAI Australia”), entered into and completed a Share Sale Deed (the “Agreement”) to acquire Virtus Digital Marketing Pty Ltd dba Engine Room Applications. (“EngineRoom”), an Australia-based AI-enabled growth intelligence platform company focused on customer acquisition intelligence, attribution analytics, workflow automation, operational reporting and AI-powered business optimization.

Under the terms of the Agreement, CXAI Australia has acquired 100% of the issued and outstanding equity interests of EngineRoom.

The transaction was signed and closed simultaneously on June 3, 2026. The aggregate purchase price was approximately USD $4.6 million, consisting of the following components:

●	Cash Consideration. Approximately 65% of the total purchase price (approximately USD $2.99 million) was paid in cash at closing from the Company’s available cash on hand, subject to customary adjustments.

●	Earnout Consideration. Approximately 25% of the total purchase price (approximately USD $1.15 million) was structured as performance-based earnout consideration tied to achievement of specified revenue growth objectives over the 24-month period following closing.

●	Escrow. Approximately 10% of the total purchase price (approximately USD $460,000) was deposited into escrow, subject to customary release conditions.

Under the Share Purchase Agreement, CXAI has agreed to provide parent company support for CXAI Australia’s obligation to pay the purchase price.

The transaction is intended to expand CXAI’s addressable market, accelerate Agentic AI commercialization, and create a scalable foundation for global AI expansion across both enterprise and mid-market organizations. EngineRoom is expected to generate approximately $8.1 million of annual revenue with approximately 94% recurring revenue and approximately $1.6 million of adjusted EBITDA. The acquisition is expected to increase CXAI’s annualized revenue run-rate from approximately $4 million to more than $12 million annually, while adding approximately $1.6 million of adjusted EBITDA and a highly recurring revenue base.

The acquisition is expected to:

●	expand CXAI’s addressable market across enterprise and mid-market organizations;

●	increase the Company’s annualized revenue run-rate and add meaningful EBITDA contribution;

●	accelerate Agentic AI commercialization through integration with EngineRoom’s Growth Intelligence platform;

●	enhance the Company’s recurring revenue profile with an approximately 94% recurring revenue base; and

●	establish a scalable foundation for global AI expansion across multiple industries.

Management believes the combination creates a differentiated platform at the intersection of operational intelligence, growth intelligence and Agentic AI, enabling CXAI to accelerate deployment of intelligent automation solutions across enterprise and mid-market organizations globally. Management believes the transaction creates a powerful foundation for deploying Agentic AI solutions that not only improve workplace experiences and operational outcomes, but also enhance customer acquisition, business performance, decision-making and growth.

Following closing, EngineRoom will continue to operate as “CXAI EngineRoom” (“CXAI EngineRoom”) under the ownership of CXAI Australia, which supports CXAI’s broader global growth strategy. As part of the transaction, EngineRoom’s Founder, Adam Laurie, has committed to remain with the business for a minimum of three years following closing. Mr. Laurie will continue to lead the organization as General Manager of CXAI EngineRoom and will play a key role in expanding CXAI’s growth intelligence and Agentic AI initiatives.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial statements and pro forma financial information required by Item 9.01 of Form 8-K, if applicable, will be filed by amendment within the time period permitted by applicable SEC rules.

Item 7.01 Regulation FD Disclosure.

On June 3, 2026, the Company issued a press release announcing the execution of the Agreement and the strategic significance of the acquisition.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference into any filing under the Securities Act.

Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the ability of the Company to successfully integrate acquired businesses, retain their customers and realize expected synergies, financial benefits and growth opportunities from acquisitions; the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in customer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Share Sale Deed, dated June 3, 2026, by and between CXApp Inc., CXAI Australia Pty Ltd and EngineRoom Pty Ltd
99.1	Press Release dated June 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: June 3, 2026	By:	/s/ Khurram P. Sheikh
	Name:	Khurram P. Sheikh
	Title:	Chairman and Chief Executive Officer

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